UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2020

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(561)	404-2934
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

This report contains a copy of the submission to the Johannesburg Stock Exchange by MiX Telematics Limited (the “Company”) announcing dealings in securities by a director of a major subsidiary of the Company. The submission is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the information contained in the presentation furnished as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange - Dealings in Securities by a director of a major subsidiary of MiX Telematics relating to the exercise of share appreciation rights (“SARs”) under the MiX Telematics Limited Long-Term Incentive Plan (“LTIP”).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               MIX TELEMATICS LIMITED

               By: /s/ John Granara
               Name: John Granara
               Title: Chief Financial Officer

Date: September 17, 2020

Exhibit 99.1

MIX TELEMATICS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX ISIN: ZAE000125316
NYSE share code: MIXT
(“MiX Telematics”)

DEALINGS IN SECURITIES BY A DIRECTOR OF A MAJOR SUBSIDIARY OF MIX TELEMATICS

Shareholders are advised of the following information relating to dealings in securities by a director of a major subsidiary of MiX Telematics relating to the exercise of share appreciation rights (“SARs”) under the MiX Telematics Limited Long-Term Incentive Plan (“LTIP”).

Sabelo Toyi is exercising 187 500 SARS granted under the LTIP as set out in the table below. Sabelo Toyi’s intention is to sell all of the shares issued to him in respect of these SARS. Sabelo Toyi has tendered his resignation as Financial Director of our Africa Fleet Division to pursue a new career opportunity in a non-competitive industry. Sabelo will serve his notice period through the end of October to ensure a smooth transition to his replacement who is already on board.

Stefan Joselowitz, Chief Executive Officer at MiX Telematics, said: “On behalf of the Board and staff of MiX Telematics we thank Sabelo for his valuable contribution to the company over the past seven years. We wish him everything of the best in his future endeavours.”

Name of director:	Sabelo Toyi
Name of subsidiary company:	Director of Mix Telematics International Proprietary Limited
Transaction dates:	16 and 17 September 2020
Class of securities:	Ordinary shares issued to settle gain from SARS exercised
Nature of transaction:	Off-market exercise of SARS under the LTIP
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Award date	Number exercised	Award price	Exercise price	Total gain on SARs	Ordinary shares issued
SARS exercised on 16 September 2020:
31 August 2015	31 250	R3.13	R5.98	R89 060.14	14 893
30 May 2016	31 250	R2.94	R5.98	R94 998.28	15 886
24 November 2016	62 500	R3.28	R5.83	R159 374.71	27 337
30 May 2017	62 500	R3.46	R5.98	R157 501.24	26 337
SARS exercised on 17 September 2020:
24 November 2016	62 500	R3.28	R5.83	R159 374.71	27 337
	187 500			R500 934.37	84 454

17 September 2020

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